Angel Oak Financials Income Impact Fund
Schedule of Investments
April 30, 2024 (Unaudited)
	Principal
	Amount	Value
Corporate Obligations ― 93.69%
Financial ― 93.69%
A10 Capital LLC, 5.875%, 8/17/2026 (a)	$1,000,000	$907,931
Banc of California, Inc., 5.250%, 4/15/2025	500,000	485,358
Bank of America Corp., 4.376% (SOFR + 1.580%), 4/27/2028 (b)	1,000,000	966,498
Bank of America Corp., 6.204% (SOFR + 1.990%), 11/10/2028 (b)	1,000,000	1,020,934
BankGuam Holding Co., 4.750% (TSFR3M + 4.130%), 7/1/2031 (a)(b)	2,000,000	1,736,740
Clear Street Holdings LLC, 5.875%, 5/15/2026 (a)	2,000,000	1,905,105
Dime Community Bancshares, Inc., 5.000% (TSFR3M + 2.180%), 5/15/2032 (b)	1,000,000	895,123
FedNat Holding Co., 7.750%, 3/15/2029 (c)(d)	2,500,000	400,000
Fidelity Financial Corp., 5.000% (TSFR3M + 2.470%), 4/30/2032 (a)(b)	3,000,000	2,481,750
Financial Institutions, Inc., 6.000% (3 Month LIBOR USD + 3.944%), 4/15/2030 (b)	1,500,000	1,416,703
First Bancshares, Inc., 6.400% (TSFR3M + 3.652%), 5/1/2033 (b)	250,000	237,471
First Foundation, Inc., 3.500% (SOFR + 2.040%), 2/1/2032 (b)	1,000,000	703,704
First Northwest Bancorp, 3.750% (TSFR3M + 3.000%), 3/30/2031 (b)	1,500,000	1,243,746
Flushing Financial Corp., 3.125% (TSFR3M + 2.035%), 12/1/2031 (b)	3,000,000	2,347,326
Flushing Financial Corp., 6.000% (TSFR3M + 3.130%), 9/1/2032 (b)	500,000	418,701
FS Bancorp, Inc., 3.750% (TSFR3M + 3.370%), 2/15/2031 (b)	1,000,000	875,192
Homestreet, Inc., 6.500%, 6/1/2026	750,000	673,228
JPMorgan Chase & Co., 5.546% (SOFR + 1.070%), 12/15/2025 (b)	1,000,000	997,487
JPMorgan Chase & Co., 5.299% (SOFR + 1.450%), 7/24/2029 (b)	2,000,000	1,979,106
Kingstone Cos, Inc., 12.000%, 12/30/2024 (a)	4,028,000	3,947,440
M&T Bank Corp., 6.082% (SOFR + 2.260%), 3/13/2032 (b)	1,000,000	977,499
Marble Point Loan Financing Ltd. / MPLF Funding LLC, 7.500%, 11/16/2025 (a)	3,500,000	3,329,375
Morgan Stanley, 5.164% (SOFR + 1.590%), 4/20/2029 (b)	1,000,000	983,756
Morgan Stanley, 5.449% (SOFR + 1.630%), 7/20/2029 (b)	1,000,000	993,543
Narragansett Financial Corp., 3.875% (TSFR3M + 3.190%), 5/15/2031 (a)(b)	2,000,000	1,724,086
NexBank Capital, Inc., 6.000%, 7/15/2032 (a)(e)	1,000,000	842,498
Northpointe Bancshares, Inc., 6.000% (TSFR3M + 4.905%), 9/30/2029 (a)(b)	1,000,000	971,051
Oakstar Bancshares, Inc., 4.250% (TSFR3M + 3.516%), 4/15/2031 (a)(b)	1,000,000	830,515
PNC Bank NA, 4.050%, 7/26/2028	2,000,000	1,872,224
Primis Financial Corp., 9.541% (TSFR3M + 4.212%), 1/31/2027 (a)(b)	1,000,000	983,233
RBB Bancorp, 4.000% (TSFR3M + 3.290%), 4/1/2031 (b)	3,000,000	2,609,097
South Street Securities Funding LLC, 6.250%, 12/30/2026 (a)	1,000,000	948,174
Texas State Bankshares, Inc., 5.750% (3 Month LIBOR USD + 3.550%), 6/15/2029 (a)(b)	2,000,000	1,980,116
Trinitas Capital Management LLC, 6.000%, 7/30/2026 (a)	2,000,000	1,892,500
US Bancorp, 5.836% (SOFR + 2.260%), 6/12/2034 (b)	2,000,000	1,977,397
Wells Fargo Bank NA, 5.550%, 8/1/2025	2,000,000	2,001,307
TOTAL CORPORATE OBLIGATIONS (Cost ― $57,134,632)		$50,555,914

Warrants ― 1.18%
Financial ― 1.18%	Shares
Kingstone Cos, Inc. (a)	195,750	636,187
TOTAL WARRANTS (Cost ― $-)		$636,187

Short-Term Investments ― 1.61%
Money Market Funds ― 1.61%
First American Government Obligations Fund, Class U, 5.244% (f)	870,369	870,369
TOTAL SHORT-TERM INVESTMENTS (Cost ― $870,369)		$870,369
TOTAL INVESTMENTS ― 96.48% (Cost ― $58,005,001)		$52,062,470
Other Assets in Excess of Liabilities ― 3.52%		1,899,879
NET ASSETS ― 100.00%		$53,962,349

LIBOR:	London Inter-Bank Offered Rate
SOFR:	Secured Overnight Financing Rate
TSFR3M:	3 Month Term Secured Overnight Financing Rate

(a)
Security exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933.  The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
These securities are determined to be liquid by the Adviser, under the procedures established by the Fund's Board of Trustees, unless otherwise denoted. At April 30, 2024, the value of these securities amounted to
$25,116,701 or 46.54% of net assets.

(b)
Variable or floating rate security based on a reference index and spread.  Certain securities are fixed to variable and currently in the fixed phase. Securities that reference SOFR may have been subject to a credit spread adjustment, particularly legacy holdings that previously referenced LIBOR and have transitioned to SOFR as the base lending rate. Rate disclosed is the rate in effect as of April 30, 2024.

(c)
As of April 30, 2024, the Fund has fair valued these securities under the procedures established by Angel Oak Capital Advisors, LLC as Valuation Designee pursuant to Rule 2a-5 under the Investment Company
Act of 1940. The value of these securities amounted to $400,000 or 0.74% of net assets. Value determined using significant unobservable inputs.

(d)	Security identified as in default as to the payment of interest. Income is not being accrued.
(e)	Variable rate security. The coupon is based on an underlying pool of assets. Rate disclosed is the rate in effect as of April 30, 2024.
(f)	Rate disclosed is the seven day yield as of April 30, 2024.

Securities Valuation and Fair Value Measurements (Unaudited)

The Fund records its investments at fair value in accordance with fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments based on the best information available)

The inputs or methodology used for valuing securities are not an indication of the risks associated with investing in those securities.

Investments in registered open-end management investment companies, including money market funds, will be valued based upon the net asset value of such investments and are categorized as Level 1 of the fair value hierarchy.

Fair values for long-term debt securities, including asset-backed securities, mortgage-backed securities, collateralized loan obligations, corporate obligations, and whole loans are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs, including but not limited to, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and pricing models such as yield measurers calculated using factors such as cash flows, financial or collateral performance and other reference data. In addition to these inputs, cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information may be utilized. Securities that use similar valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable; the values generally would be categorized as Level 3.

Equity securities, including preferred stocks, that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”), are valued at the last sale price at the close of that exchange. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price. If, on a particular day, an exchange-listed or Nasdaq security does not trade, then: (i) the security shall be valued at the mean between the most recent quoted bid and asked prices at the close of the exchange; or (ii) the security shall be valued at the latest sales price on the Composite Market (defined below) for the day such security is being valued. “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter ("OTC") markets as published by a pricing service. In the event market quotations or Composite Market pricing are not readily available, fair value will be determined in accordance with the procedures adopted by the Board of Trustees (“Board”). All equity securities that are not traded on a listed exchange are valued at the last sale price at the close of the OTC market. If a non-exchange listed security does not trade on a particular day, then the mean between the last quoted bid and asked price will be used as long as it continues to reflect the value of the security. If the mean is not available, then bid price can be used as long as the bid price continues to reflect the value of the security. Otherwise, fair value will be determined in accordance with the procedures adopted by the Board. These securities will generally be categorized as Level 3 securities. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security.

Short term debt securities having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy. Reverse repurchase agreements and repurchase agreements are priced at their acquisition cost, and assessed for credit adjustments, which represents fair value. These securities will generally be categorized as Level 2 securities.

Financial derivative instruments, such as futures contracts, that are traded on a national securities or commodities exchange are typically valued at the settlement price determined by the relevant exchange. Swaps, such as credit default swaps, interest-rate swaps and currency swaps, are valued by a pricing service. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. OTC financial derivative instruments, such as certain futures contracts or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Derivatives that use similar valuation techniques as described above are typically categorized as Level 2 of the fair value hierarchy.

Securities may be fair valued in accordance with the fair valuation procedures approved by the Board. The Valuation and Risk Management Oversight Committee is generally responsible for overseeing the Funds’ valuation processes and reports quarterly to the Board. The Board has selected Angel Oak Capital Advisors, LLC (the “Adviser”) as the Valuation Designee. As such, the Valuation Committee of the Adviser has been delegated the day-to-day responsibilities for making all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if the prices obtained from independent pricing services are deemed to be unreliable indicators of market or fair value. Representatives of the Valuation Designee’s Valuation Committee report quarterly to the Valuation and Risk Management Oversight Committee.

The following is a summary of the investments by their inputs used to value the Fund's net assets as of April 30, 2024:

	Level 1	Level 2	Level 3	Total
Assets
Corporate Obligations	$-	$50,155,914	$400,000	$50,555,914
Warrants	-	636,187	-	636,187
Short-Term Investments	870,369	-	-	870,369
Total	$870,369	$50,792,101	$400,000	$52,062,470

See the Schedule of Investments for further disaggregation of investment categories. During the period ended April 30, 2024, the Fund did not recognize any transfers to or from Level 3. See the summary of quantitative information about Level 3 Fair Value Measurements for more information.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 01/31/24	Amortization/ Accretion	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation/ Depreciation	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of 04/30/24
Corporate Obligations	$2,853,211	$–	($600,000)	$546,789	$–	($2,400,000)	$–	$–	$400,000

The total change in unrealized appreciation/depreciation attributable to Level 3 investments still held at April 30, 2024, is $-.

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

	Fair Value as of 04/30/24	Valuation Techniques	Unobservable Input*	Range/Weighted Average Unobservable Input**
Corporate Obligations	$400,000	Model Valuation	Estimated recovery from proposed Chapter 11 liquidation plan	Recovery Estimate: 16%

*Significant increases and decreases in the unobservable inputs used to determine fair value of Level 3 assets could result in significantly higher or lower fair value measurements. An increase to the unobservable input would result in an increase to the fair value. A decrease to the unobservable input would have the opposite effect.

**Table presents information for one security, which is valued at $16.00 as of April 30, 2024.